Foreclosed Assets - Summary of Expenses Applicable to Foreclosed Assets (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Other Real Estate, Foreclosed Assets, and Repossessed Assets [Abstract]
Net (gain) loss on sales of foreclosed assets	$ 20	$ (72)
Write-down of foreclosed property	120	145
Operating expenses, net of rental income	60	90
Total	$ 200	$ 163